Exhibit 99.1

CORPORATE OVERVIEW January 2022

2 Forward Looking Statements Some of the statements in this press release are “forward - looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 . These “forward - looking” statements include statements relating to, among other things, the development and commercialization efforts and other regulatory or marketing approval efforts pertaining to Kiora’s products, including KIO - 101 , KIO - 201 and KIO - 301 , as well as the success thereof, with such approvals or success may not be obtained or achieved on a timely basis or at all . These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this press release, including, among other things, market and other conditions and certain risk factors described under the heading “Risk Factors” contained in Kiora’s Annual Report on Form 10 - K filed with the SEC on March 25 , 2021 or described in Kiora’s other public filings . Kiora’s results may also be affected by factors of which Kiora is not currently aware . The forward - looking statements in this press release speak only as of the date of this press release . Kiora expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions, or circumstances on which any such statement is based, except as required by law .

Addressing Unmet Needs in Eye Care

Compelling Value Proposition

New Leadership – Renewed Focus

- Efficient investment to clinical inflection points

Large & Underserved Market Opportunities

- Transformative and reprioritized pipeline

Diversified Portfolio

Revolutionary small molecule with the potential to restore vision in patients with inherited or age-related retinal degeneration

- Unique small molecule MOA restores light perception
- *Entering Ph1b in Q3 2022*

Small molecule DHODH inhibitor to treat immunologic eye disease

- Validated disease modifying target in rheumatology
- *Ph1b trial reported safety, tolerability and significant reduction in clinical sign*

Eye drop to accelerate ocular wound healing and protect the ocular surface

- Next generation cross-linked hyaluronic acid (HA)
- *Ph3b ready*

3 | KIORA

4 Therapeutic Category Product Delivery Route Indication Development Stage Pre - clinical Phase 1 Phase 2 Phase 3 Anterior Segment Ocular Surface Disease KIO - 101 Eye Drop Ocular Manifestations of Rheumatoid Arthritis Ocular Wound Healing KIO - 201 Eye Drop PRK Surgical Recovery Posterior Segment Inherited Retinal Disease KIO - 301 IVT Mutation Agnostic Retinitis Pigmentosa Systemic Autoimmune KIO - 102 Oral TBD Pipeline

5 KIO - 301 Small Molecule Photoswitch for Retinal Reanimation

Retinitis Pigmentosa (RP) Disease Overview

Prevalence
- 1:3,000-1:5,000 (Orphan Disease)

Etiology
- 50+ genetically distinct subtypes from 150+ mutations
- Inherited disease

Clinical Presentation
- Night blindness, reduced visual field range and eventual loss of central vision
- Visual acuity declines

Diagnosis
- Retinal exam (black bone-spicule pigmentation)
- ERG provides definitive diagnosis
- Genetic testing

KIO-301 is mutation agnostic

American Academy of Ophthalmology

6 | KIORA

7 RP – How Retinal Degeneration Occurs ▪ Normal human retina has about 120 million rods (black & white, night vision, movement) and 6 million cones (color) ▪ Photoreceptors die (rods first, then cones), unable to activate Bipolar cells and Retinal Ganglion Cells (RGCs) ▪ Bipolar cells and RGCs remain intact and retain ability to send signals to the brain Photoreceptors (rods and cones) sense light and pass the signal to special transmitting cells Bipolar cells and RGCs relay signal from rods and cones to the brain, where the image is “processed” RGC Cone Rod Bipolar Cell To the brain (connection intact)

KIO-301 Turns RGCs "ON" in the Presence of Light

1. In RP, photoreceptors are no longer viable and therefore their companion "signal" cells (RGCs) are not capable of being activated or set to "OFF"
2. KIO-301 preferentially enters these "OFF" RGCs and turns them "ON" in the presence of light*



KIO-301
Extracellular
P2X7
K_V/HCN Channels
Intracellular
KIO-301 lodges inside ion channels. In presence of light, blocks ion outflow, causing cell activation.
trans
cis

* Visual light causes shape change of KIO-301 (trans ⟶ cis), blocking the movement of positively charged ions out of the cell through the K_V/HCN channels. This build up of charged ions in the cell triggers activation (phototransduction signaling) to the brain.

Neuron. 92, 100-113 (2016)

8 KIORA

9 Moonlight 100w Incandescent Light Bulb Cloudy Day Sunlight Light Intensity (photons/cm 2 · sec) KIO - 301: Light Intensity and Wavelength Sci. Rep. 7, 45487 (2017), Banghart, Trauner et al (2008) Wavelength (nm) Light Response Index

10 Investigator led safety assessment along and between cohorts KIO - 301 X µg KIO - 301 Y µg KIO - 301 Y µg KIO - 301 Z µg 3 Patients (NLP/LP) Contralateral eye of same pts Single IVT dosing (Y > X) Same schedule of activities 3 Patients (HM) 3 Patients (NLP/LP) Cohort 1 X < Y < Z Day 1 Day 2, 4, 7, 14, 28 Worse eye Single IVT dosing (single eye) Safety, pK (plasma), and efficacy Day 1 Day 2, 4, 7, 14, 28 Worse eye Single IVT dosing (single eye) Safety, pK (plasma), and efficacy 3 Patients (HM) Contralateral eye of same pts Single IVT dosing (Y > X) Same schedule of activities Open Label, Single Ascending Dose Trial – Royal Adelaide Hospital, Australia KIO - 301: Phase 1b Study Design

11 KIO - 101 Potential 1st in Class Treatment for Ocular Manifestations of Rheumatoid Arthritis (RA)

Ocular Involvement of RA Overview



"The immune attack on the surface of the eye is a mirror image of what is destroying the joint synovium"
- Sandeep Jain, MD,
Univ of Illinois, College of Med

Rheumatoid Arthritis (RA) is a **chronic, systemic autoimmune disease** that primarily effects joint linings, causing swelling, bone erosion and deformity

- No cure exists but symptoms can be managed with disease modifying medications
  - DHODH inhibitors, IL-6, TNF-α antagonists and others

Large unmet need

- 3.3 million people in United States have RA
- >30% of these patients have ocular manifestations (~1.1m)
  - Ocular signs & symptoms are the most common, non-articular manifestations of RA

Patient Journey



Rheumatology
mild
severe
OTC Tear
Ophthalmology
Rx DED Drops

Rheumatol Int. 2017 Sep;37(9):1551-1557. Eyenet Magazine. 2016 Nov:37-9. IVOS. 2015 Jun;56(7):4437.

12 | KIORA

13 RA Ocular Signs & Symptoms are Mediated by T Cells KIO - 101 acts upstream to inhibit proliferation of T helper cells (Th1 and Th17) in lymph node and on - site to suppress pro - inflammatory cytokine release Arch Ophthalmol . 2012 Jan;130(1):90 - 100

DHODH Inhibitors

Validated Drug Class for Autoimmune Diseases

Company	Drug	Status*	Market / Revenue
Sanofi	Arava (leflunomide) Aubagio (teriflunomide)	On market for RA On market for MS	~$2.5B annual revenue Low selectivity and potency results in off-target side effects ▪ Safety concerns of severe liver injury and other adverse events ▪ Black box added regarding the risk of severe liver injury
PTC Therapeutics	PTC299	Ph1b AML Ph2/3 COVID-19	
Immunic	IMU-838	Ph2/3 UC, MS, CD	
ASLAN	ASLAN003	Ph2 autoimmune	
Clear Creek Bio	Brequinar	Ph2 AML Ph2 COVID-19	
Kiora Pharmaceuticals	KIO-101	Ph2 Ocular RA Preclin autoimmune	

*As of April 2021


415.6
Aubagio
160.2
IMU-838
0.2
KIO-101
0
100
200
300
400
500
IC50 (ηM)

KIO-101 overcomes safety concerns with greater specificity and best in class potency

14
KIORA

15 KIO - 101: Exploratory Phase 1b Ocular Surface Inflammation Trial Enrolled Patients w ith Ocular Surface Inflammation* (N=21, 14/7) Randomization Days 1 - 12 BID Dosing Day 20 Final Follow - up Cohort 4: KIO - 101 (0.15%) Cohort 4: Placebo Enrolled healthy volunteer s (N=24, 8/cohort) Dose Escalation Day 28 Final Follow - up Cohort 1: KIO - 101 (0.05%) Cohort 2: KIO - 101 (0.15%) Day 1 Single Treatment Days 8 - 19 QID Treatment Cohort 3: KIO - 101 (0.30%) Dosing Days Follow - Up Days ;‹m1Ѵ†vbomub|;ub- ƒ 1†Ѵ-uv†u=-1;bmY-ll-ঞom 7;Cm;70‹" o=-|Ѵ;-v| ƑƑ ƒ omf†m1ঞˆ-Ѵ_‹r;u;lb- ƽ u-7; Ƒ om|_; =uom  "1-Ѵ; Ɛ Žş Ƒ Ž†|1ol;v "-=;|‹ ռ  r  ռ  ŠrѴou-|ou‹ L1-1‹ m1Ѵ†7bm]" ķomf†m1ঞˆ-Ѵ ‹r;u;lb-ķoum;-Ѵ"|-bmbm]ķ-m7 $;-uu;-h Ŋ &r$bl;

Safety Analysis* – Summary Statistics Table (p values)

	All Actives (healthy only) vs Vehicle	Cohort 4 Only: Active vs Vehicle
AEs	0.6653	0.3615
SAEs**	NC	NC
Ocular AEs	0.2500	0.3371
Ocular SAEs***	NC	NC
Ocular Related AEs	0.2500	0.6244

Key Takeaways

Topical KIO-101 at low and mid doses tested is safe & well tolerated in both healthy subjects and those with ocular inflammation. High dose inconclusive.

* Safety Population; ** Zero SAEs reported; *** Zero Ocular SAEs reported

16 | KIORA

17 Key Finding • Hyperemia was a key inclusion criteria • 100% of subjects on active experienced improvement @ D13 • Hyperemia is an acceptable endpoint as a ‘sign’ for US FDA Conjunctival Hyperemia (sign) p value calculated using Fisher’s Exact Test 0 3

18 Drug Effect Change In Hyperemia By Day Encouraging to see drug effect increase & decrease. Day 20 is 8 days following last dose.

19 Top - Line Data: OSDI • Inclusion criteria was OSDI > 22 • OSDI measured @ screen & D11 • Active demonstrated small trend toward significance

20 KIO - 201 11;Ѵ;u-ঞm]1†Ѵ-u"†u=-1;)o†m7;-Ѵbm]

Ocular Surface Diseases



Wounds: Surgery

9%

~5 million US patients
Refractive surgeries (e.g., PRK)
Cataracts
Collagen cross-linking

Wounds: Trauma

3%

~2 million US patients
Injuries/abrasions
Chemical burns
Difficult to heal PED/ulcers

Epitheliopathies: Dry Eye

35%

~18 million US patients
Episodic/mild
Moderate
Severe

Epitheliopathies: Non-Dry Eye

53%

~28 million US patients
Contact lens wear
Ocular irritants
Glaucoma medications

American Academy of Ophthalmology

21 | KIORA

Refractive Surgery Overview

PRK

- PRK is a surgical correction of refractive errors for patients who are not suitable candidates for LASIK due to:
  - Inadequate corneal thickness
  - Larger pupil size
  - Dry eye
  - Anterior basement membrane disease
- PRK involves controlled mechanical removal of corneal epithelium with subsequent lasering of stroma

The Unmet Need

- While PRK yields superior visual results, complications include:
  - Post-operative pain
  - Risk of infection
  - Corneal haze
  - Decreased contrast sensitivity
  - Slower visual recovery
- Standard-of-care is a Bandage Contact Lens (BCL) which can result in subsequent erosion of epithelium

The Opportunity

- Enabling the epithelium to heal faster may mitigate peri-operative complications and improve long-term visual outcomes
- The PRK population is ideal:
  - Large population (~850,000 LASIK/PRK surgeries per year in the US)
  - Large wound (9mm), same size for all patients and known time zero
  - Time to healing well-established

American Academy of Ophthalmology, Ocular Surgery News: April 10, 2019

22 | KIORA

KIO-201

- KIO-201 is based on a modified form of the natural polymer hyaluronic acid (HA)
- HA is a material with a high viscosity that promotes wound healing by enabling enhanced cell migration
- 5 clinical trials completed (3 PRK surgical recovery and 2 dry eye)
  - Approximately 400 eyes have been treated with KIO-201
  - Strong safety and efficacy profile


Non-Crosslinked
Crosslink

Crosslinking Creates Unique Attributes Ideal for Ocular Surface

- Improved product stability
- Longer retention on the ocular surface over non-crosslinked HA (2 hours vs minutes)
- Able to achieve concentrations up to 7.5x current products
- Decreased viscosity during blinking = no blurred vision

23 | KIORA

PRK Study Design


Enrolled patients undergoing PRK surgery (N=250)
Screening (n=234)
Randomize
KIO-201 (QID – Eye Drop)
Standard-of-Care (Bandage Contact Lens)
Measure differences in outcomes
Day 0
PRK Surgery
Day 2
Fluorescein Stain
Day 3
Fluorescein Stain
1° Endpoint
Day 4
Fluorescein Stain
Week 2
Post-surgery Follow-up

Study Design
- Two-arm, randomized, positive-controlled, masked via reading center

Outcome Measures
- Primary endpoint: Complete corneal re-epithelialization on Day 3 (% of eyes w/ fully closed wound and remain closed)
- Key secondary endpoint: Mean wound size (days 2, 3, 4)

Enrollment
- 250 patients enrolled (9 US sites)
- 234 qualified patients randomized to KIO-201 or BCL group post-surgery (16 screen failures)

ClinicalTrials.gov Identifier: NCT03938883

24 | KIORA

25 Recurrent Erosion ▪ Only 1 (0.9%) study eye in the KIO - 201 group had recurrent erosion ▪ 4 (3.5%) study eyes in the Bandage Contact Lens (BCL) group had recurrent erosion KIO - 201 Demonstrated Superiority versus BCL Percent of Patients with Complete Re - Epithelialization Day 3 (Mean ± SEM) ;-m)o†m7"bŒ;Őll Ƒ ő Ő;-m Ƽ  " ő 0 1 2 3 4 5 6 7 8 Day 2 Day 3 Day 4 Day 2 Day 3 Day 4 *p < 0.05 * * * 0% 20% 40% 60% 80% 100% OBG BCL Ŗrƺ ƏĺƏƐ KIO - 201 BCL *

26 Corporate Overview

27 Executive Team Brian M Strem, PhD President & CEO u;m7--mmķ_ ( ŋ  !;v;-u1_ Sarah Romano, CPA Chief Financial Officer Stefan Sperl, PhD EVP – CMC & Operations Eric J Daniels, MD, MBA Chief Development Officer Angela Dentiste, MBA VP – Clinical Operations

28 Board of Directors Stephen From Executive Chairman ub-m"|u;lķ_ u;vb7;m|ş  Paul Chaney Lead Independent Director Aron Shapiro Ken Gayron Praveen Tyle David Hollander, MD, MBA

29 Scientific Advisory Board -mb;Ѵ †uub;ķ Russel Van Gelder, MD, PhD Charlie Wykoff, MD Victor Perez, MD Francis Mah, MD Paul Karpecki, OD, FAAO Allen Ho, MD, PhD Christine Kay, MD, PhD t¯ãØ›È  Y›ã¯Â‚¼ ]]I0d]

Key Expected 2022 Milestones



KIO-301 ODD
KIO-201 Regulatory Path Clarity*
KIO-301 Ph1b FPI
KIO-101 Ph2 FPI
KIO-301 Ph1b Interim Data
Q1
Q2
Q3
Q4
KIO-301 pIND
KIO-301 Ph1b Approval
KIO-101 pIND

* - After regulatory clarity from FDA, will seek commercial partnership
FPI – First Patient In, ODD – Orphan Drug Designation

30 | KIORA

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